GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL
NOTE 1 -	GENERAL

a.
TAT Technologies Ltd., ("TAT" or the "Company") an Israeli corporation, incorporated in 1985, is a leading provider of services and products to the commercial and military aerospace and ground defense industries. Together with its subsidiaries, 100% held, Limco-Piedmont Inc. ("Limco-Piedmont"), 70% held, Bental Industries Ltd. ("Bental") (with respect to the sale of the entire interest in Bental see note 1(d) and 4) and 100% held, TAT Gal Inc. ("TAT Gal") hereinafter collectively referred to as the "Group", it is principally engaged in the following activities:

•	Design, development, manufacture and sale of a broad range of heat transfer equipment and solutions;
•	Remanufacture, overhaul and repair of heat transfer equipment;
•	Maintenance, repair and overhaul of auxiliary power units, landing gears and related components;
•	Design, development and manufacture of aviation and flow control accessories including fuel components, secondary power systems, and various instrumentation and electronic assemblies;
•	Design, development and manufacture of environmental control and cooling systems; and
•	Production and development of precision electric motion systems, mainly earmarked for the defense industries.

The products developed, repaired, and maintained by the Group are primarily used for airborne systems on commercial and military aircrafts as well as for defense ground systems. The principal markets of TAT are in Israel, Europe and the United States.

As of December 31, 2013, Limco-Piedmont holds 100% of Limco-Airepair Inc. ("Limco"), of Piedmont Aviation Component Services LLC. ("Piedmont") and holds, through Piedmont, 29.36% in First Aviation Services Inc. ("FAvS"), a world-wide service provider to the aerospace industry and a one-stop-shop for maintenance, repair and overhaul services (for propellers and landing gear) for the General Aviation Industry.

b.	TAT's shares are listed on both the NASDAQ (TATT) and Tel-Aviv stock exchange.

c.
In October 2012 two lenders to TAT's then controlling shareholders, KMN Industries and TAT Industries (herein "Controlling Shareholders"), filed separate petitions to the court to enforce certain liens granted to such lenders by each of the Controlling Shareholders. Such liens consisted of KMN Industries' holdings of an approximately 80% ownership interest in TAT Industries (which in turn owned approximately 43% of the issued share capital of TAT) and KMN Industries' direct holdings in TAT (which represented approximately 10% of the issued share capital of TAT). On December 18, 2012 the court appointed permanent receivers on behalf of the two lenders mentioned above for the purpose of jointly realizing the liens granted to such lenders. On March 15, 2013 the receivers of TAT's shares initiated a bid process for the sale of such shares. On August 7, 2013 the receivers informed TAT that a transaction for the sale of 4,732,351 Ordinary shares of TAT, constituting 53.8% of TAT's outstanding Ordinary shares as of the date of the transaction, closed after receiving all required approvals and transfer of the agreed consideration by FIMI Israel Opportunity FIVE, Limited Partnership and FIMI Opportunity V, L.P. ("FIMI Funds").

d.
On February 18, 2014 TAT entered into an agreement to sell its entire interest in Bental, constituting 70% of Bental's issued and outstanding share capital, to Bental Investments Agshah Ltd. ("Bental Investments"), for an aggregate consideration of $5,000, reflecting an impairment of $3,319 (out of which $2,323 attributed to controlling interest), which is reported in Income (loss) from discontinued operations in the consolidated statement of operations for the year ended December 31, 2013 (see also note 4).

The Company determined Bental met the criteria for held for sale and discontinued operations as of December 31, 2013.